Exhibit 32.2
Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
I, Michelle Burris, Executive Vice President, Operations and Chief Financial Officer of OncoGenex Pharmaceuticals, Inc. (the “Company”), certify, pursuant to Rule 13a-14(b) or Rule 15d-14(b) of the Securities Exchange Act of 1934 and 18 U.S.C. Section 1350, that:
(1) the Annual Report on Form 10-K of the Company for the annual period ended December 31, 2010 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 780(d)); and
(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Dated: March 10, 2011

/s/ Michelle Burris
Michelle Burris
Executive Vice President, Operations and Chief Financial Officer